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                              JOINT FILING EXHIBIT

         The undersigned hereby agree that this Schedule 13G Amendment No. 1 is filed on behalf of each of them.

                                                 January 29, 2004
                                     -----------------------------------------
                                                       (Date)

                                     CRESTVIEW CAPITAL FUND I, L.P.

                                     By:  Kingsport Capital Partners, LLC
                                              Its General Partner


                                     By     /s/ RICHARD LEVY
                                       ---------------------------------------
                                     Its        Managing Partner
                                        --------------------------------------

                                     CRESTVIEW CAPITAL FUND II, L.P.

                                     By:  Kingsport Capital Partners, LLC
                                              Its General Partner


                                     By     /s/ RICHARD LEVY
                                       ---------------------------------------
                                     Its        Managing Partner
                                        --------------------------------------